UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                December 12, 2003



                           iGames Entertainment, Inc.
             (Exact name of registrant as specified in its charter)



                                     Nevada
         (State or other jurisdiction of incorporation of organization)



             000-49723                             88-0501468
     (Commission File Number)          (IRS Employer Identification Number)



              5333 S. Arville, Suite 207
                  Las Vegas, Nevada                            89118
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (800) 530-1558

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ITEM 9.  REGULATION FD DISCLOSURE

         On Friday, December 12, 2003, iGames Entertainment, Inc. conducted an investor conference call regarding the impending changes to its business operations that will occur upon the consummation of its merger with Money Centers of America, Inc. The text of the conference call is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            IGAMES ENTERTAINMENT, INC.
                                            Registrant


Date:  December 12, 2003                    By /s/ Jeremy Stein
                                               Jeremy Stein
                                               Chief Executive Officer



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
                                  EXHIBIT INDEX

99.1     Text of Investor Conference Call held on Friday, December 12, 2003.



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